Execution Copy


                     IRREVOCABLE TRANSFER AGENT INSTRUCTIONS



                                November 9, 2006



Worldwide Stock Transfer, LLC
885 Queen Anne Road
Teaneck, NJ 07666

         RE:      SENSOR SYSTEM SOLUTIONS, INC.

Ladies and Gentlemen:


      Reference is made to that certain Securities Purchase Agreement (the "Securities Purchase Agreement") of even date herewith by and between Sensor System Solutions, Inc., a Nevada corporation (the "Company"), and the Buyers set forth on Schedule I attached thereto (collectively the "Buyers"). Pursuant to the Securities Purchase Agreement, the Company shall sell to the Buyers, and the Buyers shall purchase from the Company, convertible debentures (collectively, the "Debentures") in the aggregate principal amount of Two Hundred Fifty Five Thousand Dollars ($255,000), plus accrued interest, which are convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), at the Buyers discretion. The Company has also issued to the Buyer warrants dated the date hereof to purchase up to 30,000,000 shares of Common Stock, at the Buyer discretion (the "Warrants"). These instructions relate to the following stock or proposed stock issuances or transfers:

      1. The Company has agreed to issue to the Buyers shares of the Company's Common Stock upon conversion of the Debentures ("Conversion Shares") plus the shares of Common Stock to be issued to the Buyers upon conversion of accrued interest and liquidated damages into Common Stock (the "Interest Shares").

      2. Up to 30,000,000 shares of Common Stock to be issued upon the exercise of the Warrants ("Warrant Shares").

      This letter shall serve as our irrevocable authorization and direction to Worldwide Stock Transfer, LLC (the "Transfer Agent") to do the following:

      1.    Conversion Shares.

                  a. Instructions Applicable to Transfer Agent. With respect to the Conversion Shares and the Interest Shares, the Transfer Agent shall issue the Conversion Shares and the Interest Shares to the Buyers from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the "Conversion Notice"), in the form attached as an exhibit to the Debentures, delivered on behalf of the Company to the Transfer Agent by David Gonzalez, Esq., as escrow agent (the "Escrow Agent"). Upon receipt of a Conversion
                        Notice, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Buyers or their designees, for the number of shares of Common Stock to which the Buyers shall be entitled as set forth in the Conversion Notice or (ii) provided Transfer Agent are participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Buyers, credit such aggregate number of shares of Common Stock to which the Buyers shall be entitled to the Buyers' or their designees' balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyers causes its bank or broker to initiate the DWAC transaction. For purposes hereof
                        "Trading Day" shall mean any day on which the Nasdaq Market is open for customary trading.

                  b. The Company hereby confirms to the Transfer Agent and the Buyers that certificates representing the Conversion Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit I attached hereto and
                        (ii) an  opinion  of  counsel  in the form set  forth in
                        Exhibit II attached hereto, and that if the Conversion Shares and the Interest Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares and Interest Shares shall bear the following legend:

                        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

                  c. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyers to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares.

                  d. Instructions Applicable to Escrow Agent. Upon the Escrow Agent's receipt of a properly completed Conversion Notice substantially in the form attached as an exhibit to the Debentures, the Escrow Agent shall, within one
                        (1) Trading Day thereafter, send to the Transfer Agent the Conversion Notice, which shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms of these instructions.

      2.    Warrant Shares.

                  a. Instructions Applicable to Transfer Agent. With respect to the Warrant Shares, the Transfer Agent shall issue the Warrant Shares to the Buyer from time to time upon delivery to the Transfer Agent of a properly completed and duly executed notice of the Buyer's election to exercise the Warrants (the "Exercise Notice"), in the form attached as an exhibit to the Warrants specifying the number of Warrant Shares to be issued, delivered on behalf of the Company to the Transfer Agent by the Escrow Agent. Upon receipt of an Exercise Notice, the Transfer Agent shall use its best efforts to within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Exercise Notice, a certificate, registered in the name of the Buyer or its designees, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Exercise Notice or (ii) provided Transfer Agent are participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the --- Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer's or its designees' balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyer causes its bank or broker to initiate the DWAC transaction. For purposes hereof "Trading Day" shall mean any day on which the Nasdaq Market is open for customary trading.

                        The Company hereby confirms to the Transfer Agent and Cornell that certificates representing the Warrant Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit I attached hereto and
                        (ii) an  opinion  of  counsel  in the form set  forth in
                        Exhibit II attached hereto, and that if the Warrant Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Warrant Shares shall bear the restrictive legend referenced above in Section 1b.

                  b. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Warrant Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Warrant Shares.

                  c. Instructions Applicable to Escrow Agent. Upon the Escrow Agent's receipt of a properly completed Exercise Notice and the Aggregate Exercise Price (as defined in the Warrant), the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent an Exercise Notice which shall constitute an irrevocable instruction to the Transfer Agent to process such Exercise Notice in accordance with the terms of these instructions.

      3.    All Shares.

                  a. The Transfer Agent shall reserve for issuance to the Buyers the Conversion Shares and the Warrant Shares. All such shares shall remain in reserve with the Transfer Agent until the Buyers provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

                  b. The Transfer Agent shall rely exclusively on the Conversion Notice or the Exercise Notice and shall have no liability for relying on such instructions. Any Conversion Notice or Exercise Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

                  c. The Company hereby confirms to the Transfer Agent and the Buyers that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.


      Certain Notice Regarding the Escrow Agent. The Company and the Transfer Agent hereby acknowledge that the Escrow Agent is general counsel to the Buyers, a partner of the general partner of the Buyers and counsel to the Buyers in connection with the transactions contemplated and referred herein. The Company and the Transfer Agent agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Buyers and neither the Company nor the Transfer Agent will seek to disqualify such counsel.

      The Company hereby agrees that it shall not replace the Transfer Agent as the Company's transfer agent without the prior written consent of the Buyers.

      Any attempt by Transfer Agent to resign as the Company's transfer agent hereunder shall not be effective until such time as the Company provides to the Transfer Agent written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

      The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

      The Company and the Transfer Agent acknowledge that the Buyers is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Buyers purchasing convertible debentures under the Securities Purchase Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyers would not purchase the Debentures.

      Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyers will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyers shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

      Transfer Agent Binding Disclaimer: In consideration for the Transfer Agent agreeing to and attesting to all terms in the above Agreement, it is agreed by and between the parties hereto that with regards to any lawsuit and or action which may arise from the Buyers instructing the Transfer Agent to issue shares based upon the legality of the Agreement where the Company denies the request in full or in part for any reason whatsoever, the Company, Buyers and any other third party involved agrees to defend, indemnify and hold harmless the Transfer Agent, its successors and/or assigns from any and all claims from actions and lawsuits, groundless or otherwise, and from any and all liabilities, taxes, losses, damages, costs, charges, counsel fees and other expenses which may arise from such action or lawsuit.

      IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

                                          COMPANY:

                                          SENSOR SYSTEM SOLUTIONS, INC.

                                          By:
                                             -----------------------------
                                          Name:    Michael Young
                                          Title:   Chief Executive Officer



                                          David Gonzalez, Esq.



WORLDWIDE STOCK TRANSFER, LLC

By:
   ----------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------

                                   SCHEDULE I

                               SCHEDULE OF BUYERS

                                                                                        Address/Facsimile
Name                                    Signature                                       Number of Buyers

Cornell Capital Partners, LP              By:      Yorkville Advisors, LLC      101 Hudson Street - Suite 3700
                                          Its:     General Partner              Jersey City, NJ  07303
                                                                                Facsimile:        (201) 985-8266

                                          By:
                                             -----------------------------
                                          Name:    Mark Angelo
                                          Its:     Portfolio Manager

                                    EXHIBIT I

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT


_________, 2006



Attention:

RE:      SENSOR SYSTEM SOLUTIONS, INC.

Ladies and Gentlemen:

      We are counsel to Sensor System Solutions, Inc., (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of November ___, 2006 (the "Securities Purchase Agreement"), entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the "Buyers") pursuant to which the Company has agreed to sell to the Buyers up to $250,000 of secured convertible debentures, which shall be convertible into shares (the "Conversion Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), in accordance with the terms of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of October 6, 2005, with the Buyers (the "Investor Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2006, the Company filed a Registration Statement (File No. ___-_________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Conversion Shares.

      In connection with the foregoing, we advise the Transfer Agent that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2006 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

      The Buyers has  confirmed  it shall  comply with all  securities  laws and
regulations   applicable  to  it  including   applicable   prospectus   delivery
requirements upon sale of the Conversion Shares.


                                          Very truly yours,




                                          By:
                                             -----------------------------

                                   EXHIBIT II

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                                 FORM OF OPINION


________________ 2006

VIA FACSIMILE AND REGULAR MAIL

Worldwide Stock Transfer, LLC
885 Queen Anne Road
Teaneck, NJ 07666

Attention:

         RE:      SENSOR SYSTEM SOLUTIONS, INC.

Ladies and Gentlemen:


      We have acted as special counsel to Sensor System Solutions, Inc. (the "Company"), in connection with the registration of ___________shares (the "Shares") of its common stock with the Securities and Exchange Commission (the "SEC"). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.


      In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "Registration Statement"), filed by the Company with the SEC on _________ ___, 2006. The Company filed the Registration Statement on behalf of certain selling stockholders (the "Selling Stockholders"). This opinion relates solely to the Selling Shareholders listed on Exhibit "A" hereto and number of Shares set forth opposite such Selling Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2006.


      We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

      In rendering this opinion we have relied upon the accuracy of the foregoing statements.

      Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that Worldwide Stock Transfer, LLC may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit "A" hereto.

      This opinion is furnished to Transfer Agent specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,

                                   EXHIBIT "A"


                         (LIST OF SELLING STOCKHOLDERS)


Name:                                                             No. of Shares:
--------------------------------------------------------------------------------